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                       Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) September 24, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-22319               16-1476509
(State or Other Jurisdiction of (Commission File Number)     (IRS Employer
         Incorporation)                                    Identification No.)


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 46 Prince Street, Rochester, New York              14607
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(Address of Principal Executive Offices)          (Zip Code)
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Registrant's telephone number, including area code:  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note:

     The Registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on September 24, 2004, as amended on October 7, 2004, to include unaudited condensed pro forma financial statements in accordance with paragraph (b) of
Item 9.01 of Form 8-K. Except as set forth in Item 9.01 below, no other changes are made to the Current Report on Form 8-K filed on September 24, 2004, as amended.

ITEM 9.01  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     Patient Infosystems, Inc. unaudited condensed pro forma financial statements of operations for the six months ended June 30, 2004 and unaudited condensed pro forma statements of operations for the year ended December 31, 2003.

(c)  Exhibits

Exhibit         Description
99.01           CBCA Care Management, Inc. Financial Report for the year ended
                December 31, 2003.

99.02 CBCA Care Management, Inc. Financial Report for the six months ended June 30, 2004.

99.03           Unaudited pro forma combined condensed financial statements.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PATIENT INFOSYSTEMS, INC.

Date:  December 6, 2004                By:    /s/Kent A. Tapper
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                                             Kent A. Tapper
                                             Sr. Vice President
                                             principal accounting officer